UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2014

EMCORE CORPORATION

(Exact Name of Registrant as Specified in Charter)

New Jersey	001-36632	22-2746503
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10420 Research Road, SE, Albuquerque, New Mexico	87123
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (505) 332-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                        Entry into a Material Definitive Agreement.

Amendment to the Credit Agreement with Wells Fargo Bank, National Association

On December 3, 2014, EMCORE Corporation (the “Company”), a New Jersey corporation, and Wells Fargo Bank, National Association (“Wells Fargo”) entered into a Sixth Amendment (the “Amendment”) to that certain Credit and Security Agreement, dated November 11, 2010, by and between the Company and Wells Fargo (the “Credit Agreement”).

The Amendment amends the provisions of the Credit Agreement prohibiting certain transfers in order to permit the transfer of certain of the Company’s assets pursuant to each of (i) that certain Asset Purchase Agreement, dated as of September 17, 2014, as amended, by and between the Company and SolAero Technologies Corp. (f/k/a Photon Acquisition Corporation), a Delaware corporation (“SolAero” and, such agreement, the “Space Purchase Agreement”), and (ii) that certain Asset Purchase Agreement, dated as of October 22, 2014, by and between the Company and NeoPhotonics Corporation, a Delaware corporation (the “Telecom Purchase Agreement”, together with the Space Purchase Agreement, the “Permitted Agreements” and, the transactions contemplated by the Permitted Agreements, the “Transactions”), in each case, subject to the receipt by the Company of specified proceeds upon the closing of each Transaction, as more fully described in the Amendment. Simultaneous with the closing of each of the Transactions, Wells Fargo has agreed, on the terms and subject to the conditions in the Amendment, to automatically release all of its encumbrances covering the assets transferred pursuant to such transaction.

In addition, the Amendment provides that, upon notice to Wells Fargo of the closing of the transactions contemplated by the Space Purchase Agreement (the “Space Transaction”), the maximum borrowing allowed under the Credit Agreement will be reduced from $35.0 million to $15.0 million and certain other changes to the borrowing base calculations will go into effect.

The execution and delivery of the Amendment is a joint closing condition in the Space Purchase Agreement. The Company’s receipt of consent from Wells Fargo to the transactions contemplated by Telecom Purchase Agreement and release of Wells Fargo’s security interest in the assets transferred pursuant to the Telecom Purchase Agreement, each included in the Amendment, is a joint closing condition of the Telecom Purchase Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment filed herewith as Exhibit 10.1 and incorporated herein by reference.

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including forward-looking statements regarding the Transactions, management estimates of certain costs or charges associated with the Transactions and the Company winding down its telecommunications business following the consummation of the transactions contemplated by the Telecom Purchase Agreement, subject to the fulfillment of certain pre-existing obligations. These forward-looking statements may include comments concerning our plans, objectives, goals, strategies, future events, future revenue or performance, capital expenditures, and other information that is not historical. When used in this Current Report on Form 8-K, the words “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” or future or conditional verbs, such as “could,” “may,” “should,” or “will,” and variations of such words or similar expressions are intended to identify forward-looking statements.

These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements, including, among others, risks detailed in our filings with the SEC, including those detailed in EMCORE’s Annual Report on Form 10-K under the caption “Risk Factors,” as updated by EMCORE’s subsequent filings with the SEC, all of which are available at the SEC’s website at http://www.sec.gov. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. EMCORE Corporation does not intend, and disclaims any obligation, to update any forward-looking information contained in this Current Report on Form 8-K or with respect to the announcements described herein.

Item 2.03.                                        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On December 5, 2014, the Company held a special meeting of shareholders (the “Special Meeting”), at which the Company’s shareholders approved the two proposals described below. The final voting results with respect to each proposal voted upon at the Special Meeting are set forth below.

Proposal 1

The Company’s shareholders authorized the sale (the “Asset Sale”) of substantially all of the assets primarily related to or used in the Company’s Space Photovoltaics business to SolAero, pursuant to the Space Purchase Agreement, as set forth below:

For	Against	Abstentions	Broker Non-Votes
17,036,972	102,382	14,724	-0-

Proposal 2

The Company’s shareholders approved, by a non-binding, advisory vote, certain compensation arrangements for the Company’s named executive officers in connection with the Asset Sale, as set forth below:

For	Against	Abstentions	Broker Non-Votes
15,799,841	1,313,767	40,470	-0-

Item 7.01                                           Regulation FD Disclosure.

On December 5, 2014, the Company issued a press release announcing that its shareholders had authorized the Asset Sale at the Special Meeting. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.                                        Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description

10.1	Sixth Amendment, dated December 3, 2014, to that certain Credit and Security Agreement, dated November 11, 2010, by and between EMCORE Corporation and Wells Fargo Bank, National Association

99.1	Press Release, dated December 5, 2014, issued by EMCORE Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION

Dated: December 5, 2014	By:	/s/ Mark B. Weinswig
	Name:	Mark B. Weinswig
	Title:	Chief Financial Officer